SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13508	63-0661573
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

Colonial Financial Center, Suite 800 One Commerce Street, Montgomery, Alabama	36104
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: 334-240-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 1, 2005, W. Flake Oakley, IV, the President of The Colonial BancGroup, Inc., resigned. Effective on the same date, Mr. Oakley also resigned as President and Director of Colonial Bank, N.A., the principal subsidiary of BancGroup, and from all other positions held with BancGroup, the bank and all subsidiaries of BancGroup and the bank.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Press release announcing the resignation of W. Flake Oakley, IV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC. (Registrant)

Date: June 1, 2005

/s/ Robert E. Lowder
BY: Robert E. Lowder
ITS: Chairman of the Board and Chief Executive Officer